UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2017, Imprimis Pharmaceuticals, Inc. held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at the San Diego Marriott Del Mar Hotel, 11966 El Camino Real, San Diego, California 92130. The number of shares of common stock entitled to vote at the Annual Meeting was 19,965,415. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 15,025,849. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal 1: Election of Directors

Stockholders voted to elect to the Board of Directors the five (5) director nominees named in the accompanying proxy statement to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the voting were:

Directors	For	Withheld	Broker Non-Vote
Stephen G. Austin	7,319,390	1,793,002	5,913,457
Mark L. Baum	8,383,693	728,699	5,913,457
Robert J. Kammer	7,362,623	1,749,769	5,913,457
Richard L. Lindstrom	7,296,997	1,815,395	5,913,457
Anthony J. Principi	8,086,228	1,026,164	5,913,457

Proposal 2: Ratification of Auditors

Stockholders ratified the selection of KMJ Corbin and Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
14,736,566	167,394	121,889	-

Proposal 3: Approval of 2017 Incentive Plan

Stockholders approved the 2017 Incentive Stock and Awards Plan (the “2017 Incentive Plan”). The forms of award agreements to be used in connection with the 2017 Incentive Plan are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
6,544,464	2,405,375	162,553	5,913,457

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Incentive Stock Option Agreement
10.2	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Non-Statutory Stock Option Agreement
10.3	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Restricted Stock Award Agreement
10.4	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: June 16, 2017	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Incentive Stock Option Agreement
10.2	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Non-Statutory Stock Option Agreement
10.3	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Restricted Stock Award Agreement
10.4	Imprimis Pharmaceuticals Inc. 2017 Incentive Plan – Form of Restricted Stock Unit Agreement